                                                                      EXHIBIT 24
                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Mark P. Frissora
                                            ------------------------------------
                                            Name: Mark P. Frissora

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Timothy R. Donovan
                                            ------------------------------------
                                            Name: Timothy R. Donovan

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Kenneth R. Trammell
                                            ------------------------------------
                                            Name: Kenneth R. Trammell

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan and Kenneth
R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ James A. Perkins, Jr.
                                            ------------------------------------
                                            Name: James A. Perkins, Jr.

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Charles W. Cramb
                                            -----------------------------------
                                            Name: Charles W. Cramb

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ M. Kathryn Eickhoff-Smith
                                            ------------------------------------
                                            Name: M. Kathryn Eickhoff-Smith

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Frank E. Macher
                                            ------------------------------------
                                            Name: Frank E. Macher

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Roger B. Porter
                                            ------------------------------------
                                            Name: Roger B. Porter

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ David B. Price, Jr.
                                            ------------------------------------
                                            Name: David B. Price, Jr.

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Dennis G. Severance
                                            ------------------------------------
                                            Name: Dennis G. Severance

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Paul T. Stecko
                                            ------------------------------------
                                            Name: Paul T. Stecko

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Mitsunobu Takeuchi
                                            ------------------------------------
                                            Name: Mitsunobu Takeuchi

                                  TENNECO INC.
                                POWER OF ATTORNEY

            The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and James A. Perkins, Jr., and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2005 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2006.

                                            /s/ Jane L. Warner
                                            ------------------------------------
                                            Name: Jane L. Warner